JPALT 2005-A2

J.P. Morgan Securities Inc.

156 records

POOL3

Summary Statistics
Number of Recievables: 156
Aggregate Current Balance: $86,609,101.27
Range of Current Balance: $337,050.28 to $3,000,000.00
Average Current Balance: $555,186.55
Aggregate Original Balance: $87,824,514
Range of Original Balances: $359,900.00 to $3,000,000.00
Average Original Balance: $562,978
Weighted Average Original Coupon: 5.800%
Range of Original Coupons: 5.13% to 6.00%
Weighted Average Current Coupon: 5.799%
Range of Current Coupons: 5.13% to 6.00%
Weighted Average Margin: 2.274%
Range of Margins: 2.25% to 2.50%
Weighted Average Servicing Fee: 0.2829%
Range of Servicing Fees: 0.2500% to 0.3750%
Weighted Average LPMI: 0.000%
Range of LPMI: 0.00% to 0.00%
Weighted Average Current Net Coupon: 5.517%
Range of Current Net Coupons: 4.88% to 5.75%
Weighted Average Maximum Rate: 10.851%
Range of Maximum Rates: 10.13% to 12.00%
Weighted Average Months to Roll: 58
Weighted Average Stated Original Term: 360.00 months
Range of Stated Original Term: 360 months to 360 months
Weighted Average Stated Remaining Term: 358.00 months
Range of Stated Remaining Term: 355 months to 360 months
Weighted Average Stated Original IO Term: 69.39 months
Range of Stated Original IO Term: 0 months to 120 months
Weighted Average Original LTV: 70.45%
Weighted Average Effective Original LTV: 70.45%
Percent Purchase: 54.9%
Percent Cash-Out Refinance: 38.8%
Percent Full-Alt Documentation: 5.4%
Percent Owner Occupied: 89.6%
Percent Single Family - PUD: 82.9%
Percent Conforming Balance: 0.0%
Percent Interest Only: 42.1%
Percent Adjustable: 100.0%
Percent with Securities Pledge: 0.0%
Weighted Average FICO Score: 724.5
Top 5 States: CA(52%),NY(10%),NJ(6%),VA(5%),MD(4%)

Index Type	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
Libor - 6 Month	10	4,473,519.34	5.17	447,462	4,474,620	5.807	5.557	2.250	11.807	56	360.0	356.5	76.87	18.7	100.0	100.0	100.0	709.4
Libor - 1 Year	146	82,135,581.93	94.83	570,890	83,349,894	5.799	5.514	2.275	10.799	58	360.0	358.1	70.10	39.9	89.1	81.9	39.0	725.3
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5

Interest Only	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
No	84	50,106,681.08	57.85	599,919	50,393,154	5.767	5.509	2.285	10.767	58	360.0	358.0	67.68	39.3	89.9	84.6	0.0	727.5
Yes	72	36,502,420.19	42.15	519,880	37,431,360	5.844	5.527	2.259	10.966	58	360.0	357.9	74.26	38.1	89.3	80.5	100.0	720.4
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5

Next Rate Adjustment Date	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
2010-07-01	2	771,200.00	0.89	385,600	771,200	5.812	5.562	2.250	11.309	55	360.0	355.0	80.00	0.0	100.0	100.0	100.0	722.4
2010-08-01	6	2,766,419.34	3.19	461,253	2,767,520	5.893	5.605	2.250	11.589	56	360.0	356.0	77.53	0.0	100.0	86.5	100.0	706.3
2010-09-01	36	18,936,661.65	21.86	526,255	18,945,178	5.745	5.431	2.250	10.836	57	360.0	357.0	73.02	30.7	94.9	80.3	45.0	716.9
2010-10-01	70	41,303,116.32	47.69	590,229	41,316,020	5.815	5.527	2.292	10.825	58	360.0	358.0	70.16	36.3	89.0	83.5	31.6	726.7
2010-11-01	35	18,749,650.56	21.65	560,288	19,610,096	5.808	5.558	2.267	10.808	59	360.0	359.0	67.55	60.0	81.5	82.2	45.2	724.1
2010-12-01	7	4,082,053.40	4.71	630,643	4,414,500	5.796	5.546	2.250	10.796	60	360.0	360.0	68.24	38.1	100.0	85.3	71.1	752.3
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5
Minimum: 2010-07-01
Maximum: 2010-12-01
Weighted Average: 2010-10-01

Original Term	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
360	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5
Minimum: 360 Maximum: 360 Weighted Average: 360.0

Seasoning	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
<= 0	7	4,082,053.40	4.71	630,643	4,414,500	5.796	5.546	2.250	10.796	60	360.0	360.0	68.24	38.1	100.0	85.3	71.1	752.3
1 to 3	141	78,989,428.53	91.20	566,463	79,871,294	5.796	5.512	2.276	10.824	58	360.0	358.0	70.23	40.6	88.6	82.5	38.1	723.7
4 to 6	8	3,537,619.34	4.08	442,340	3,538,720	5.876	5.596	2.250	11.528	56	360.0	355.8	78.07	0.0	100.0	89.4	100.0	709.8
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5
Minimum: 0 Maximum: 5 Weighted Average: 2.1

Remaining Term to Stated Maturity	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
355 to 360	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5
Minimum: 355 Maximum: 360 Weighted Average: 358.0

Original Rates (%)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
5.001 to 5.250	4	1,940,033.26	2.24	491,988	1,967,950	5.215	4.965	2.250	10.215	58	360.0	357.6	78.36	0.0	82.6	22.0	17.4	687.1
5.251 to 5.500	12	7,368,510.16	8.51	620,049	7,440,588	5.448	5.177	2.250	10.497	58	360.0	357.9	63.32	44.4	100.0	76.9	4.9	737.1
5.501 to 5.750	49	28,316,012.00	32.69	583,977	28,614,897	5.714	5.429	2.288	10.769	58	360.0	358.0	67.40	34.9	93.9	86.0	40.9	721.7
5.751 to 6.000	91	48,984,545.84	56.56	547,265	49,801,079	5.925	5.640	2.270	10.977	58	360.0	358.1	72.98	41.8	85.9	84.3	49.4	725.7
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5
Minimum: 5.1250
Maximum: 6.0000
Weighted Average: 5.7999

Current Rates (%)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
5.001 to 5.250	4	1,940,033.26	2.24	491,988	1,967,950	5.215	4.965	2.250	10.215	58	360.0	357.6	78.36	0.0	82.6	22.0	17.4	687.1
5.251 to 5.500	12	7,368,510.16	8.51	620,049	7,440,588	5.448	5.177	2.250	10.497	58	360.0	357.9	63.32	44.4	100.0	76.9	4.9	737.1
5.501 to 5.750	49	28,316,012.00	32.69	583,977	28,614,897	5.714	5.429	2.288	10.769	58	360.0	358.0	67.40	34.9	93.9	86.0	40.9	721.7
5.751 to 6.000	91	48,984,545.84	56.56	547,265	49,801,079	5.925	5.640	2.270	10.977	58	360.0	358.1	72.98	41.8	85.9	84.3	49.4	725.7
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5
Minimum: 5.1250
Maximum: 6.0000
Weighted Average: 5.7995

Net Rates (%)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
4.751 to 5.000	5	2,501,768.70	2.89	506,190	2,530,950	5.251	4.973	2.250	10.251	57	360.0	357.5	76.31	0.0	86.5	39.5	13.5	696.9
5.001 to 5.250	16	9,190,929.69	10.61	578,899	9,262,388	5.494	5.203	2.250	10.534	58	360.0	357.9	65.74	44.9	100.0	81.5	23.4	729.8
5.251 to 5.500	57	33,026,077.03	38.13	584,642	33,324,617	5.755	5.457	2.282	10.803	58	360.0	357.9	68.92	35.0	93.4	82.0	51.1	722.3
5.501 to 5.750	78	41,890,325.84	48.37	547,520	42,706,559	5.934	5.665	2.274	10.995	58	360.0	358.1	72.35	42.8	84.6	86.4	40.9	726.7
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5
Minimum: 4.8750
Maximum: 5.7500
Weighted Average: 5.5166

Original Principal Balance ($)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
<= 380,000	14	5,054,997.80	5.84	369,000	5,166,000	5.828	5.533	2.250	10.974	58	360.0	357.7	72.38	29.0	64.8	50.5	70.9	712.8
380,001 to 440,000	38	15,399,628.56	17.78	410,352	15,593,367	5.842	5.572	2.250	10.950	58	360.0	357.9	73.21	36.7	86.3	89.1	42.0	722.0
440,001 to 500,000	33	15,343,816.02	17.72	468,276	15,453,108	5.792	5.493	2.250	10.852	58	360.0	357.9	74.66	48.5	91.1	81.5	50.9	722.1
500,001 to 560,000	15	7,940,801.45	9.17	532,363	7,985,440	5.779	5.479	2.250	10.844	58	360.0	357.6	74.69	26.4	93.3	86.5	46.2	727.1
560,001 to 620,000	16	9,444,317.78	10.90	596,109	9,537,750	5.801	5.496	2.250	10.801	58	360.0	357.9	68.90	37.2	87.4	87.5	36.6	714.1
620,001 to 680,000	16	10,078,506.74	11.64	645,250	10,323,999	5.800	5.526	2.250	10.864	58	360.0	358.3	70.90	24.5	87.6	75.4	48.8	722.4
680,001 to 740,000	5	3,460,278.33	4.00	702,900	3,514,500	5.749	5.473	2.250	10.749	58	360.0	358.4	70.76	40.4	100.0	59.6	39.7	723.1
740,001 to 800,000	3	2,287,415.41	2.64	763,033	2,289,100	5.768	5.434	2.250	10.768	58	360.0	357.7	61.40	100.0	100.0	67.3	67.3	717.4
800,001 to 860,000	4	3,120,238.90	3.60	810,550	3,242,200	5.776	5.526	2.250	10.776	59	360.0	359.0	68.95	26.2	75.9	100.0	48.0	737.7
860,001 >=	12	14,479,100.28	16.72	1,226,588	14,719,050	5.784	5.526	2.392	10.784	58	360.0	358.1	62.46	44.7	100.0	93.5	15.1	739.4
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5
Minimum: 359,900.00
Maximum: 3,000,000.00
Average: 562,977.65
Total: 87,824,514.00

Original Effective Loan-to-Value Ratio (%)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
30.01 to 40.00	2	953,197.54	1.10	491,100	982,200	5.634	5.384	2.250	10.634	58	360.0	358.4	38.28	0.0	64.4	100.0	0.0	669.8
40.01 to 50.00	7	6,134,564.48	7.08	883,429	6,184,000	5.724	5.466	2.372	10.724	58	360.0	358.3	43.52	44.5	93.8	87.8	15.9	755.6
50.01 to 60.00	14	7,688,270.90	8.88	556,679	7,793,500	5.770	5.499	2.250	10.770	58	360.0	358.1	57.83	76.4	100.0	80.3	21.6	725.7
60.01 to 70.00	39	24,485,350.61	28.27	639,862	24,954,599	5.795	5.524	2.289	10.814	58	360.0	358.2	66.57	40.6	83.8	90.7	31.1	725.9
70.01 to 80.00	90	45,764,525.51	52.84	514,004	46,260,368	5.818	5.522	2.258	10.905	58	360.0	357.8	78.19	32.2	90.6	78.5	56.5	720.1
80.01 to 90.00	1	462,346.06	0.53	500,000	500,000	5.875	5.625	2.250	10.875	59	360.0	359.0	86.21	0.0	100.0	0.0	0.0	759.0
90.01 to 100.00	3	1,120,846.16	1.29	383,282	1,149,847	5.881	5.590	2.250	10.881	58	360.0	358.0	94.30	31.8	100.0	100.0	33.1	727.5
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5
Minimum: 38.08
Maximum: 95.00
Weighted Average by Original Balance: 70.44

PMI Coverage (LTV > 80)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
20	1	462,346.06	29.20	500,000	500,000	5.875	5.625	2.250	10.875	59	360.0	359.0	86.21	0.0	100.0	0.0	0.0	759.0
25	1	356,096.16	22.49	385,097	385,097	5.625	5.375	2.250	10.625	59	360.0	359.0	92.79	100.0	100.0	100.0	0.0	669.0
30	2	764,750.00	48.30	382,375	764,750	6.000	5.689	2.250	11.000	58	360.0	357.5	95.00	0.0	100.0	100.0	48.4	754.8
Total:	4	1,583,192.23	100.00	412,462	1,649,847	5.879	5.600	2.250	10.879	58	360.0	358.3	91.94	22.5	100.0	70.8	23.4	736.7

PMI Company (LTV > 80)	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
United Guaranty Insurance	3	1,188,942.23	75.10	418,532	1,255,597	5.839	5.550	2.250	10.839	58	360.0	358.4	90.92	30.0	100.0	61.1	31.2	733.3
General Electric	1	394,250.00	24.90	394,250	394,250	6.000	5.750	2.250	11.000	58	360.0	358.0	95.00	0.0	100.0	100.0	0.0	747.0
Total:	4	1,583,192.23	100.00	412,462	1,649,847	5.879	5.600	2.250	10.879	58	360.0	358.3	91.94	22.5	100.0	70.8	23.4	736.7

FICO Score	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
626 to 650	2	1,073,337.30	1.24	537,500	1,075,000	5.750	5.424	2.250	10.750	58	360.0	358.0	66.04	39.4	100.0	100.0	60.6	634.0
651 to 675	29	16,068,992.00	18.55	558,044	16,183,267	5.759	5.478	2.272	10.799	58	360.0	357.9	71.20	42.4	97.7	74.3	37.8	665.5
676 to 700	24	11,557,332.81	13.34	488,217	11,717,208	5.795	5.513	2.250	10.942	58	360.0	357.7	72.66	46.1	93.1	90.3	53.3	686.8
701 to 725	26	14,297,864.92	16.51	561,027	14,586,700	5.829	5.535	2.250	10.855	58	360.0	358.1	70.73	40.3	88.1	84.2	53.9	711.1
726 to 750	30	16,672,899.68	19.25	563,548	16,906,450	5.818	5.541	2.290	10.898	58	360.0	358.0	72.91	46.9	86.3	84.3	39.4	741.2
751 to 775	22	14,185,082.98	16.38	650,819	14,318,020	5.807	5.523	2.323	10.836	58	360.0	358.1	66.31	24.8	96.7	81.5	30.0	762.8
776 to 800	20	11,516,425.82	13.30	588,393	11,767,869	5.786	5.511	2.250	10.786	58	360.0	358.2	68.88	31.0	78.2	81.9	36.8	789.2
801 to 825	3	1,237,165.77	1.43	423,333	1,270,000	5.868	5.572	2.250	10.868	58	360.0	358.3	70.02	30.7	32.6	100.0	69.3	810.2
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5
Minimum: 634
Maximum: 813
Weighted Average: 724.5

Purpose	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
Purchase	86	47,533,580.47	54.88	558,268	48,011,017	5.778	5.487	2.266	10.854	58	360.0	357.8	72.74	0.0	88.1	75.7	43.6	733.8
Cash-out Refinance	60	33,618,193.58	38.82	570,267	34,215,997	5.820	5.542	2.278	10.845	58	360.0	358.3	67.81	100.0	92.4	91.2	41.4	718.0
Rate/Term Refinance	10	5,457,327.22	6.30	559,750	5,597,500	5.864	5.614	2.315	10.864	58	360.0	358.3	66.81	0.0	86.0	93.8	33.9	683.1
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5

Occupancy	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
Primary Residence	137	77,632,667.27	89.64	574,112	78,653,295	5.792	5.508	2.276	10.849	58	360.0	358.0	70.49	40.0	100.0	84.2	42.0	722.0
Investment	12	5,557,400.07	6.42	471,933	5,663,199	5.899	5.649	2.250	10.899	58	360.0	358.3	66.18	46.1	0.0	85.6	17.0	743.5
Second Home	7	3,419,033.93	3.95	501,146	3,508,020	5.815	5.497	2.250	10.815	58	360.0	358.2	76.70	0.0	0.0	48.4	86.8	751.0
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5

Property Type	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
Single Family Residence	93	50,903,663.17	58.77	553,761	51,499,786	5.809	5.527	2.276	10.877	58	360.0	357.9	69.01	40.9	91.2	100.0	42.4	725.4
Planned unit developments	34	20,868,083.58	24.09	626,295	21,294,020	5.818	5.541	2.284	10.865	58	360.0	358.2	71.82	47.3	90.8	100.0	37.2	724.5
Condo	18	8,339,803.20	9.63	466,520	8,397,358	5.766	5.446	2.250	10.766	58	360.0	357.7	74.91	23.6	69.2	0.0	64.3	724.0
Two- to four-family	11	6,497,551.32	7.50	603,032	6,633,350	5.711	5.449	2.250	10.711	58	360.0	358.4	71.69	15.1	100.0	0.0	27.3	717.8
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5

Number of Units	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
1	145	80,111,549.95	92.50	559,939	81,191,164	5.807	5.522	2.276	10.863	58	360.0	358.0	70.35	40.7	88.8	89.6	43.4	725.1
2	9	5,196,501.44	6.00	587,039	5,283,350	5.703	5.439	2.250	10.703	58	360.0	358.2	72.77	18.8	100.0	0.0	22.6	710.2
3	2	1,301,049.88	1.50	675,000	1,350,000	5.740	5.490	2.250	10.740	59	360.0	359.5	67.39	0.0	100.0	0.0	46.2	748.2
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5

Geographic Distribution by Balance	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
California	81	44,714,504.81	51.63	555,335	44,982,108	5.781	5.490	2.275	10.824	58	360.0	357.8	69.60	43.9	91.6	83.0	40.4	719.5
NewYork	17	8,825,122.47	10.19	534,900	9,093,300	5.805	5.555	2.250	10.805	59	360.0	358.6	71.63	26.0	93.1	67.7	22.4	737.0
NewJersey	9	4,915,191.61	5.68	549,924	4,949,319	5.855	5.594	2.250	10.855	58	360.0	358.4	69.28	21.1	86.8	72.5	17.1	739.5
Virginia	8	4,624,637.16	5.34	578,200	4,625,600	5.783	5.511	2.327	11.093	58	360.0	357.7	69.90	21.1	100.0	92.2	38.7	707.6
Maryland	7	3,735,233.41	4.31	540,489	3,783,420	5.929	5.609	2.250	10.929	58	360.0	358.0	72.49	48.4	85.8	85.8	67.0	738.8
Arizona	5	2,992,603.82	3.46	608,064	3,040,320	5.859	5.587	2.250	10.859	58	360.0	358.5	70.09	30.8	100.0	100.0	37.4	735.1
Florida	4	2,658,285.31	3.07	690,313	2,761,250	5.854	5.538	2.250	10.854	58	360.0	358.3	76.34	22.5	82.9	64.6	100.0	725.0
NorthCarolina	3	2,310,812.32	2.67	790,667	2,372,000	5.852	5.602	2.373	10.852	58	360.0	358.3	64.12	49.2	49.2	100.0	32.5	735.5
DistrictofColumbia	3	2,271,384.25	2.62	807,333	2,422,000	5.794	5.544	2.387	10.794	59	360.0	359.0	67.50	100.0	73.5	81.4	81.4	742.6
Washington	4	1,899,659.61	2.19	483,500	1,934,000	5.793	5.543	2.250	11.367	56	360.0	356.5	76.40	22.2	100.0	100.0	100.0	680.7
Illinois	3	1,539,672.15	1.78	523,366	1,570,097	5.659	5.313	2.250	10.659	57	360.0	357.5	75.19	23.1	100.0	100.0	34.8	752.2
Colorado	2	1,402,600.00	1.62	701,300	1,402,600	5.893	5.590	2.250	10.893	58	360.0	357.6	74.26	0.0	100.0	100.0	42.6	735.2
Delaware	1	901,574.82	1.04	975,000	975,000	6.000	5.750	2.250	11.000	59	360.0	359.0	59.82	100.0	100.0	100.0	0.0	704.0
SouthCarolina	2	773,067.44	0.89	400,300	800,600	5.602	5.352	2.250	10.602	59	360.0	359.0	77.19	56.3	0.0	56.3	43.7	762.0
Minnesota	1	561,735.44	0.65	563,000	563,000	5.375	5.000	2.250	10.375	57	360.0	357.0	69.25	0.0	100.0	100.0	0.0	731.0
Texas	1	470,141.64	0.54	471,200	471,200	5.375	5.125	2.250	10.375	58	360.0	358.0	80.00	0.0	100.0	100.0	0.0	774.0
Connecticut	1	431,200.00	0.50	431,200	431,200	6.000	5.625	2.250	11.000	58	360.0	358.0	80.00	0.0	0.0	0.0	100.0	743.0
Michigan	1	423,337.30	0.49	425,000	425,000	5.750	5.500	2.250	10.750	58	360.0	358.0	55.56	100.0	100.0	100.0	0.0	634.0
Oklahoma	1	410,563.30	0.47	444,000	444,000	5.750	5.500	2.250	10.750	59	360.0	359.0	79.29	100.0	100.0	100.0	100.0	689.0
Indiana	1	377,274.39	0.44	408,000	408,000	6.000	5.750	2.250	11.000	59	360.0	359.0	74.18	0.0	100.0	100.0	100.0	687.0
Massachusetts	1	370,500.00	0.43	370,500	370,500	6.000	5.625	2.250	11.000	57	360.0	357.0	95.00	0.0	100.0	100.0	100.0	763.0
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5
Number of States Represented: 21

Top 10 Zip Code Concentrations	Number of Receivables	Aggregate Current Principal Balance	% of Aggregate Current Principal Balance	Average Original Principal Balance	Total Original Balance	Weighted Average Current Coupon	Weighted Average Net Coupon	Weighted Average Margin	Weighted Average Maximum Rate	Weighted Average Months to Roll	Weighted Average Stated Original Term	Weighted Average Stated Remaining Term	Weighted Average Original Effective LTV	Percent Cashout Refi	Percent Owner Occupied	Percent SFR - PUD	Percent Interest Only	FICO Score
91011	2	3,746,226.55	4.33	1,903,500	3,807,000	5.775	5.525	2.450	10.775	58	360.0	358.4	48.53	0.0	100.0	100.0	19.9	779.2
20007	2	1,849,384.25	2.14	1,000,000	2,000,000	5.747	5.497	2.419	10.747	59	360.0	359.0	64.74	100.0	67.5	100.0	100.0	761.0
91360	3	1,479,895.83	1.71	493,333	1,480,000	5.833	5.458	2.250	10.833	57	360.0	357.3	72.19	100.0	100.0	100.0	100.0	685.6
22209	1	1,415,800.00	1.63	1,415,800	1,415,800	5.875	5.625	2.500	10.875	58	360.0	358.0	67.42	0.0	100.0	100.0	0.0	662.0
92657	1	1,400,000.00	1.62	1,400,000	1,400,000	5.875	5.625	2.500	10.875	58	360.0	358.0	80.00	100.0	100.0	100.0	0.0	744.0
07650	2	1,350,000.00	1.56	675,000	1,350,000	5.685	5.435	2.250	10.685	59	360.0	358.5	63.15	0.0	100.0	0.0	0.0	713.7
11050	2	1,148,802.41	1.33	574,900	1,149,800	5.929	5.679	2.250	10.929	58	360.0	358.0	73.25	43.4	100.0	56.6	0.0	690.1
27282	1	1,137,499.99	1.31	1,137,500	1,137,500	5.875	5.625	2.500	10.875	58	360.0	358.0	65.00	100.0	100.0	100.0	0.0	753.0
91342	2	1,111,354.75	1.28	576,500	1,153,000	5.865	5.615	2.250	10.865	58	360.0	358.5	71.78	46.0	100.0	46.0	46.0	711.3
91423	1	942,500.00	1.09	942,500	942,500	5.750	5.500	2.250	10.750	58	360.0	358.0	65.00	0.0	100.0	100.0	0.0	715.0
Other	139	71,027,637.49	82.01	517,906	71,988,914	5.797	5.509	2.250	10.860	58	360.0	358.0	71.83	37.6	88.2	82.6	44.9	723.0
Total:	156	86,609,101.27	100.00	562,978	87,824,514	5.799	5.517	2.274	10.851	58	360.0	358.0	70.45	38.8	89.6	82.9	42.1	724.5

The depositor has filed a registration statement (including a prospectus) with the SEC SEC File No. for JPMAC: 333-127020 for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-2499 (collect call) or by emailing Thomas Panagis at thomas.m.panagis@jpmorgan.com.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. The information contained in this communication is subject to change, completion or amendment from time to time. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.The attached information may contain certain tables and other statistical analyses (the "Computational Materials") that have been prepared in reliance upon information furnished by the depositor, the preparation of which used numerous assumptions which may or may not be reflected herein. As such, no assurance can be given as to the appropriateness of the Computational Materials for any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.Copyright 2005 JPMorgan Chase & Co. All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.